UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22016

Exact name of registrant as specified in charter:	Aberdeen Global Premier Properties Fund

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Standard Investments Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

Item 1. Reports to Stockholders.

Aberdeen Global Premier Properties Fund (AWP)

Semi-Annual Report

April 30, 2019

Indiana State Capitol Building
Indianapolis, United States

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at 800-617-7616 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Global Premier Properties Fund (formerly, Alpine Global Premier Properties Fund) (the “Fund”) for the six-month period ended April 30, 2019. The Fund’s primary investment objective is to seek capital appreciation with secondary objective of high current income.

Total Investment Return

For the six-month period ended April 30, 2019, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	13.9%
Market Price*	16.9%
FTSE EPRA/NAREIT Global Real Estate Index[1]	12.8%

*assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Adviser (page 3) and Total Investment Returns (page 5).

NAV, Market Price and Discount

	NAV	Closing Market Price	Discount
4/30/2019	$ 6.64	$ 5.97	10.1%
10/31/2018	$ 6.14	$ 5.38	12.4%

Throughout the six-month period ended April 30, 2019, the Fund’s NAV was within a range of $5.72 to $6.76 and the Fund’s market price was within a range of $4.91 to $6.03. Throughout the six-month period ended April 30, 2019, the Fund’s shares traded within a range of a discount of 10.0% to 16.1%.

Portfolio Management

The day-to-day management of the Fund is the responsibility of ASI’s Global Real Estate team. The team works in a collaborative fashion, with all team members having both portfolio management and research responsibilities. Effective May 10, 2019, Jon Stewart replaced Bruce Ebnother as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio. This team also includes Svitlana Gubriy.

Mr. Stewart is a portfolio manager on the Global REIT team. He joined Aberdeen Standard Investments in 2015 from Liberum – a boutique investment bank – where he was a sell-side analyst covering listed real estate companies in the UK and Continental Europe.

Distribution Policy

Distributions to common shareholders for the twelve months ended April 30, 2019, totaled $0.60 per share. Based on the share price of $5.97 on April 30, 2019, the distribution rate over the twelve-month period ended April 30, 2019, was 10.1%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 9, 2019, and June 11, 2019, the Fund announced that it would pay on May 31, 2019 and June 28, 2019, respectively, a distribution of $0.05 per share to all shareholders of record as of May 22, 2019, and June 21, 2019.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board of Trustees of the Fund’s (the “Board”) quarterly meetings, unless market conditions require an earlier evaluation.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Fund’s Form N-Q and Forms N-Port filings are available on the SEC’s website at http://www.sec.gov. The Fund makes the information on Form N-Q (or the exhibit to Form N-PORT) available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. During the six-month period ended April 30, 2019, and fiscal year ended October 31, 2018, the Fund did not repurchase any shares through the Program.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio

1           The FTSE EPRA/NAREIT Global Real Estate Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Global Premier Properties Fund	1

Letter to Shareholders (unaudited) (concluded)

securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure. This was originally March 29, 2019, but has been extended twice following agreement by all EU member states, and is now expected to be October 31, 2019 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the company that provides investment advisory services to the Fund, and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption to the Fund and to the services they provide to the Fund. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite these preparations.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenawp.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences

Contact Us:

•    Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•    Email: Investor.Relations@aberdeenstandard.com; or

•    Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

2	Aberdeen Global Premier Properties Fund

Report of the Investment Manager (unaudited)

Market/economic review

Global real estate equities performed strongly during the six-month period ended April 30, 2019, although this largely reflected a rebound from the weak market conditions that prevailed in the second half of 2018. The strongest performers were Asian markets such as China, Hong Kong and India, and the Latin American markets, particularly Mexico and Chile. All of these countries were among the hardest hit by investors’ worries about global trade in light of the ongoing U.S. trade renegotiations, although developed markets also saw a robust recovery.

Behind the shift in investor sentiment was the reversal in monetary policy posture of the U.S. Federal Reserve (Fed). The December 2018 Federal Open Market Committee (FOMC) policy meeting confirmed the market’s expectations of continued interest-rate increases and contraction in the Fed’s balance sheet. However, by early January 2019, weak economic data compelled the Fed to highlight the patience and data-dependency of its approach, a shift which lifted financial markets globally. The cautiousness of the Fed was echoed by the European Central Bank (ECB) and the Bank of Japan (BoJ). The ECB highlighted the risks to growth in the Eurozone and underscored that it was prepared to use all policy tools at its disposal. The BoJ revised downward its inflation forecast and reaffirmed the continuation of its purchasing of government bonds. We believe that a combination of patient central banks and steady real estate fundamentals creates a supportive backdrop for global real estate equities.

Fund performance review

The Fund returned 13.9% on a net asset value basis for the six-month period ended April 30, 2019, outperforming the 12.8% return of its primary benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Real Estate Index.

At the country level, the Fund’s overweight exposure relative to its benchmark to the U.S. was the largest contributor to performance. In particular, stock selection in the U.S., with a focus on communication infrastructure companies (American Tower, Equinix), bolstered relative performance. Both stock selection and the overweight exposure to China also contributed to relative performance. This segment of the market saw a strong share price recovery, driven by improved global trade sentiment. Furthermore, the Fund’s holdings outperformed the overall Chinese market delivering strong results and benefiting from China’s government policies to boost liquidity.

At an individual stock level, the Fund’s performance relative to its benchmark for the reporting period was supported by its overweight positions in Chinese property developers Times China Holdings, Longfor Group Holdings, and Cifi Holdings Group, as shares of these companies performed strongly on the back of a renewed focus on the

“Greater Bay Area” – the Chinese government’s plan to link Hong Kong, Macau, Guangzhou, Shenzhen, Zhuhai, Foshan, Zhongshan, Dongguan, Huizhou, Jiangmen and Zhaoqing into an integrated economic and business hub. The companies also delivered strong full-year results for 2018 and outlined positive outlooks for 2019, which investors viewed favorably.

The Fund’s allocation to Hong Kong had the largest negative impact on the relative performance, attributable largely to the lack of exposure to Sun Hung Kai Properties. The company’s shares rallied sharply on improving investor sentiment on China given signs of progress on trade negotiations with the U.S. The company also benefited from signs of stabilization in the Hong Kong apartment market. Stock selection in Germany also was a detractor from relative performance, particularly the position in Corestate Capital, a European real estate asset management company, which is not a constituent of the benchmark. Corestate Capital’s shares declined despite the company reporting strong underlying earnings and growth over the reporting period. We maintain our belief that Corestate Capital is well positioned to benefit from growth in asset flows into the European residential property market and that its shares are attractively valued. Notable individual detractors from relative performance among Fund holdings were overweight positions in Hammerson and ADO Properties S.A. Shares of Hammerson saw weak performance as the UK retail market continued to struggle; we subsequently exited the position during the reporting period. Shares of ADO Properties, along with those of other German residential companies, underperformed early in the reporting period due to investors’ concerns over potential government intervention and public criticism over rising rents in Germany, especially in Berlin. The Fund’s overweight position in ADO Properties versus its benchmark was counterbalanced by not the lack of a holding in its larger peer, Deutsche Wohnen, which focuses on the Berlin market. We exited the Fund’s position in ADO Properties following a recovery in the stock price.

The Fund’s primary investment objective is to seek capital appreciation with the secondary objective of high current income. Consequently, our investment process focuses on dividend-paying securities in the investment process. Over the six-month period ended April 30, 2019, the Fund issued total distributions of $0.30 per share.

Outlook

We continue to focus on companies that we believe should benefit from strong real estate fundamentals, combining cyclical factors and long-term secular trends. At this stage in the capital cycle, we think that stocks benefiting from rental growth and value-adding development may outperform against the backdrop of a benign but gently rising interest-rate environment.

Aberdeen Global Premier Properties Fund	3

Report of the Investment Manager (unaudited) (concluded)

In the U.S., we are focusing on sectors that we believe have strong growth prospects, such as the industrial and digital infrastructure (data centers and cell tower) real estate investment trust (REIT) sectors. The Fund’s positions in continental Europe are driven by our view that economic recovery is driving rental growth in key European markets.

In contrast, the Fund remains underweight to Singapore, where REIT valuations appear stretched, as well as the UK, given the lackluster property fundamentals and absence of economic clarity fostered by ongoing Brexit negotiations. While the Fund has an overall neutral weight in Australia relative to its benchmark, there is an underweight allocation to the retail and housing market segments. We maintain a positive view on the Australian office and industrial property subsectors.

Within the emerging markets, the Fund’s exposure is now focused on China and Latin America. In China, we think that trade negotiation rhetoric may lead to continued volatility in share prices and valuations. Therefore, while the Fund currently has a broadly neutral position versus the benchmark to China, we will seek to take advantage of the opportunities presented in that market. The Fund’s Latin American exposure is now focused on the Mexican industrial REITs that we believe offer attractive yields at a time when local monetary policy appears to be shifting from a tightening to an easing bias.

Risk Considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Equity stocks of small and mid-cap companies carry greater risk, and more volatility, than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk. Because the Fund concentrates its investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds. Risks associated with investment in securities of companies in the real estate industry may include: declines in the value of real estate; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; neighborhood values; changes in interest rates; and changes in economic conditions.

Aberdeen Asset Managers Limited

4	Aberdeen Global Premier Properties Fund

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Real Estate Index, for the six-month, 1-year, 3-year, 5-year and 10-year periods ended April 30, 2019.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	13.9%	3.7%	9.4%	6.2%	13.0%
Market Price	16.9%	3.5%	12.2%	6.4%	14.7%
Benchmark	12.8%	9.2%	7.1%	6.7%	12.3%

Aberdeen Asset Managers Limited and Aberdeen Standard Investments Inc. assumed responsibility for the management of the Fund as investment adviser and sub-adviser, respectively, on May 7, 2018. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Effective May 4, 2018 Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees or limit expenses. This contract may not be terminated before May 4, 2020. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return based on NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data includes fees and expenses charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return based on market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV or market price, as applicable, at the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenawp.com or by calling 800-522-5465.

The annualized net operating expense ratio, excluding fee waivers based on the six-month period ended April 30, 2019, was 1.40%. The annualized net operating expense ratio, net of fee waivers based on the six-month period ended April 30, 2019, was 1.36%. The annualized net operating expenses, net of fee waivers and excluding interest expense based on the six-month period ended April 30, 2019, was 1.19%.

Aberdeen Global Premier Properties Fund	5

Portfolio Summary (unaudited)

The following table summarizes the sub industries composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. An industry classification standard sector can include more than one industry group. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS sectors, are comprised of several industries. As of April 30, 2019, the Fund held 108.4% of its net assets in equities and (8.4)% in liabilities in excess of other assets.

Sub-Industries	As a Percentage of Net Assets
Industrial REITs	14.2%
Real Estate Operating Companies	14.1%
Diversified REITs	12.4%
Retail REITs	11.3%
Office REITs	9.9%
Residential REITs	9.8%
Real Estate Development	9.0%
Health Care REITs	8.0%
Mortgage REITs	6.1%
Specialized REITs	4.0%
Diversified Real Estate Activities	3.3%
Hotel & Resort REITs	3.0%
Hotels, Resorts & Cruise Lines	2.2%
IT Consulting & Other Services	0.7%
Homebuilding	0.4%
Liabilities in Excess of Other Assets	(8.4%)
100%

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of April 30, 2019:

Countries	As a Percentage of Net Assets
United States	50.9%
Japan	10.9%
Germany	7.1%
China	5.9%
United Kingdom	4.8%
Canada	4.6%
Australia	4.1%
India	2.5%
France	2.2%
Mexico	2.1%
Other	4.9%
100.0%

6	Aberdeen Global Premier Properties Fund

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of April 30, 2019:

Name of Security	As a Percentage of Net Assets
Starwood Property Trust, Inc.	5.1%
Prologis, Inc.	4.6%
Welltower, Inc.	3.5%
Dream Global Real Estate Investment Trust	2.8%
Simon Property Group, Inc.	2.7%
AvalonBay Communities, Inc.	2.4%
Alexandria Real Estate Equities, Inc.	2.3%
Duke Realty Corp.	2.2%
Segro PLC	2.2%
Realty Income Corp.	2.2%

Aberdeen Global Premier Properties Fund	7

Portfolio of Investments (unaudited)

As of April 30, 2019

	Shares	Value
LONG-TERM INVESTMENTS—108.4%
COMMON STOCKS—108.4%
AUSTRALIA—4.1%
Diversified REITs—2.2%
Charter Hall Group(a)	934,317	$ 6,471,735
Stockland(a)	2,229,213	5,934,453
		12,406,188
Industrial REITs—1.9%
Goodman Group(a)	1,168,650	10,874,975
Total Australia		23,281,163
AUSTRIA—1.3%
Real Estate Operating Companies—1.3%
CA Immobilien Anlagen AG	209,852	7,355,316
BELGIUM—1.1%
Real Estate Operating Companies—1.1%
VGP NV	73,463	6,426,899
BRAZIL—0.9%
Homebuilding—0.4%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	458,576	2,079,386
Real Estate Operating Companies—0.5%
BR Malls Participacoes SA	457,719	1,435,807
Multiplan Empreendimentos Imobiliarios SA	247,460	1,512,112
		2,947,919
Total Brazil		5,027,305
CANADA—4.6%
Diversified REITs—2.9%
Dream Global Real Estate Investment Trust	1,563,619	16,094,876
Office REITs—1.2%
Allied Properties Real Estate Investment Trust	193,674	6,856,728
Residential REITs—0.5%
Canadian Apartment Properties REIT	81,419	2,912,900
Total Canada		25,864,504
CHILE—0.6%
Real Estate Operating Companies—0.6%
Parque Arauco SA	1,238,891	3,420,532
CHINA—5.9%
Real Estate Development—5.9%
China Evergrande Group(a)	1,321,000	4,236,396
China Resources Land Ltd.(a)	2,104,000	9,163,250
CIFI Holdings Group Co. Ltd.(a)	5,633,495	3,743,484
Longfor Group Holdings Ltd.(a)	2,006,937	7,420,694
Sunac China Holdings Ltd.(a)	927,000	4,777,388
Times China Holdings Ltd.(a)	2,190,637	3,977,833
Total China		33,319,045

8	Aberdeen Global Premier Properties Fund

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
FINLAND—0.5%
Real Estate—0.5%
Kojamo OYJ	260,069	$ 3,086,118
FRANCE—2.2%
Diversified REITs—0.9%
Gecina SA(a)	35,099	5,244,278
Retail REITs—1.3%
Klepierre SA(a)	202,986	7,212,908
Total France		12,457,186
GERMANY—7.1%
Real Estate Development—1.4%
Instone Real Estate Group AG(b)(c)	326,004	7,952,806
Real Estate Operating Companies—5.7%
Corestate Capital Holding SA	120,016	4,812,308
Deutsche Wohnen SE(a)	185,727	8,366,157
TAG Immobilien AG(a)	124,222	2,797,475
TLG Immobilien AG	237,945	7,005,580
Vonovia SE(a)	183,805	9,185,928
		32,167,448
Total Germany		40,120,254
HONG KONG—1.7%
Real Estate Development—1.0%
Shimao Property Holdings Ltd.(a)	1,953,000	5,952,749
Retail REITs—0.7%
Link REIT(a)	322,500	3,768,076
Total Hong Kong		9,720,825
INDIA—2.5%
Diversified Real Estate Activities—0.4%
Phoenix Mills Ltd. (The)(a)	287,492	2,480,201
Real Estate Development—0.7%
Prestige Estates Projects Ltd.(a)	1,081,112	4,097,118
Real Estate Operating Companies—1.4%
Ascendas India Trust	8,000,000	7,646,496
Total India		14,223,815
JAPAN—10.9%
Diversified Real Estate Activities—2.4%
Sumitomo Realty & Development Co. Ltd.(a)	183,751	6,793,285
Tokyu Fudosan Holdings Corp.(a)	1,196,770	6,751,991
		13,545,276
Diversified REITs—2.2%
Canadian Solar Infrastructure Fund, Inc.(a)	8,300	7,539,899
Kenedix Office Investment Corp.(a)	731	4,890,399
		12,430,298

Aberdeen Global Premier Properties Fund	9

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
JAPAN (continued)
Hotel & Resort REITs—1.2%
Invincible Investment Corp.(a)	13,391	$ 6,776,002
Industrial REITs—1.6%
GLP J-Reit	8,434	9,070,364
Office REITs—2.4%
Daiwa Office Investment Corp.(a)	854	5,763,728
Invesco Office J-Reit, Inc.(a)	28,819	4,392,131
Orix JREIT, Inc.(a)	1,844	3,237,528
		13,393,387
Real Estate Operating Companies—1.1%
Hulic Co. Ltd.(a)	534,772	4,613,563
Ichigo, Inc.(a)	607,323	1,961,655
		6,575,218
Total Japan		61,790,545
MEXICO—2.1%
Hotel & Resort REITs—0.3%
Concentradora Fibra Hotelera Mexicana SA de CV(c)	3,578,676	1,840,519
Industrial REITs—1.1%
PLA Administradora Industrial S de RL de CV	3,762,478	6,281,464
Real Estate Operating Companies—0.7%
Corp. Inmobiliaria Vesta SAB de CV	2,507,723	3,935,317
Total Mexico		12,057,300
NETHERLANDS—1.8%
IT Consulting & Other Services—0.7%
InterXion Holding NV(b)(d)	58,855	4,072,178
Retail REITs—1.1%
Unibail-Rodamco-Westfield	34,622	5,951,012
Total Netherlands		10,023,190
REPUBLIC OF IRELAND—0.9%
Consumer Discretionary—0.9%
Dalata Hotel Group PLC	757,380	5,003,424
SINGAPORE—1.9%
Diversified Real Estate Activities—0.5%
City Developments Ltd.(a)	411,300	2,707,249
Retail REITs—1.4%
CapitaLand Mall Trust(a)	4,575,304	8,146,732
Total Singapore		10,853,981
SPAIN—1.4%
Diversified REITs—1.4%
Merlin Properties Socimi SA(a)	600,000	8,184,277

10	Aberdeen Global Premier Properties Fund

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
SWEDEN—1.2%
Real Estate Operating Companies—1.2%
Catena AB(a)	212,582	$ 5,471,389
Fabege AB(a)	108,826	1,511,558
Total Sweden		6,982,947
UNITED KINGDOM—4.8%
Diversified REITs—1.3%
LondonMetric Property PLC	2,787,999	7,351,085
Health Care REITs—1.3%
Assura PLC	9,474,444	7,363,388
Industrial REITs—2.2%
Segro PLC(a)	1,397,256	12,380,499
Total United Kingdom		27,094,972
UNITED STATES—50.9%
Diversified REITs—1.5%
STORE Capital Corp.(d)	159,259	5,306,510
VEREIT, Inc.(d)	383,484	3,167,578
		8,474,088
Health Care REITs—6.7%
Omega Healthcare Investors, Inc.(d)	216,497	7,661,829
Sabra Health Care REIT, Inc.(d)	244,991	4,792,024
Ventas, Inc.(d)	102,340	6,253,997
Welltower, Inc.(d)	263,535	19,641,264
		38,349,114
Hotel & Resort REITs—1.5%
DiamondRock Hospitality Co.	352,482	3,827,954
MGM Growth Properties LLC	146,737	4,733,736
		8,561,690
Hotels, Resorts & Cruise Lines—1.3%
Hilton Worldwide Holdings, Inc.(d)	38,071	3,311,796
Hyatt Hotels Corp., Class A(d)	54,517	4,183,090
		7,494,886
Industrial REITs—7.4%
Americold Realty Trust	101,736	3,256,569
Duke Realty Corp.(d)	407,449	12,679,813
Prologis, Inc.(d)	341,446	26,178,665
		42,115,047
Mortgage REITs—6.1%
Blackstone Mortgage Trust, Inc., Class A	158,984	5,658,241
Starwood Property Trust, Inc.(d)	1,260,340	29,050,837
		34,709,078

Aberdeen Global Premier Properties Fund	11

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2019

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UNITED STATES (continued)
Office REITs—6.3%
Alexandria Real Estate Equities, Inc.(d)	91,933	$ 13,090,340
Highwoods Properties, Inc.	172,810	7,703,870
Hudson Pacific Properties, Inc.(d)	245,157	8,546,173
SL Green Realty Corp.(d)	69,889	6,173,994
		35,514,377
Residential REITs—9.3%
AvalonBay Communities, Inc.(d)	67,669	13,596,732
Camden Property Trust(d)	63,217	6,362,791
Equity LifeStyle Properties, Inc.	94,815	11,064,911
Invitation Homes, Inc.(d)	258,222	6,419,399
Sun Communities, Inc.	38,492	4,737,595
UDR, Inc.(d)	231,513	10,406,509
		52,587,937
Retail REITs—6.8%
Brixmor Property Group, Inc.(d)	439,420	7,856,830
Realty Income Corp.(d)	173,430	12,141,834
Regency Centers Corp.(d)	48,998	3,291,196
Simon Property Group, Inc.(d)	87,665	15,227,410
		38,517,270
Specialized REITs—4.0%
American Tower Corp.(d)	43,308	8,458,052
Equinix, Inc.(d)	20,234	9,200,400
Gaming and Leisure Properties, Inc.	122,227	4,935,526
		22,593,978
Total United States		288,917,465
Total Common Stocks		615,211,063
Total Long-Term Investments—108.4% (cost $558,236,254)		615,211,063
Total Investments—108.4% (cost $558,236,254)(e)		615,211,063
Liabilities in Excess of Other Assets—(8.4)%		(47,791,019)
Net Assets—100.0%		$567,420,044

(a)   Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)   Non-income producing security.

(c)   Denotes a security issued under Regulation S or Rule 144A.

(d)   All or a portion of the security has been designated as collateral for the line of credit.

(e)   See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC    Public Limited Company

REIT  Real Estate Investment Trust

See Notes to Financial Statements.

12	Aberdeen Global Premier Properties Fund

Statement of Assets and Liabilities (unaudited)

As of April 30, 2019

Assets:
Investments, at value (cost $558,236,254)	$615,211,063
Foreign currency, at value (cost $3,282,322)	3,270,164
Interest and dividends receivable	1,407,734
Receivable for investments sold	93,183
Tax reclaim receivable	244,661
Prepaid expenses	58,273
Total assets	620,285,078

Liabilities:
Line of credit payable (Note 6)	51,983,550
Investment management fees payable (Note 3)	489,326
Interest expense on line of credit	149,728
Deferred foreign capital gains tax	78,423
Administration fees payable (Note 3)	14,529
Investor relations fees payable (Note 3)	6,968
Trustee fees	125
Other accrued expenses	142,385
Total liabilities	52,865,034

Net Assets	$567,420,044

Composition of Net Assets:
Paid-in capital in excess of par	$595,504,980
Distributable accumulated loss	(28,084,936)
Net Assets	$567,420,044
Net asset value per share based on 85,407,951 shares issued and outstanding	$6.64

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Premier Properties Fund	13

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2019

Net Investment Income:

Income
Dividends (net of foreign withholding taxes of $516,653)	$ 10,787,640
Other income	412,423
Total investment income	11,200,063

Expenses:
Investment management fee (Note 3)	2,817,571
Administration fee (Note 3)	111,601
Investor relations fees and expenses (Note 3)	70,597
Custodian’s fees and expenses	56,552
Legal fees and expenses	30,234
Independent auditors’ fees and expenses	30,100
Reports to shareholders and proxy solicitation	26,502
Trustees’ fees and expenses	24,979
Transfer agent’s fees and expenses	15,268
Miscellaneous	97,732
Total expenses before reimbursed/waived expenses	3,281,136
Interest expense (Note 10)	458,707
Total operating expenses before reimbursed/waived expenses	3,739,843
Less: Expenses waived (Note 3)	(84,619)
Net expenses	3,655,224

Net Investment Income	7,544,839

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	(23,823,473)
Forward foreign currency exchange contracts	11,146
Foreign currency transactions	(174,267)
(23,986,594)

Net change in unrealized appreciation/(depreciation) on:
Investment transactions	84,672,998
Forward foreign currency exchange contracts	3,164
Foreign currency translation	77,180
84,753,342
Net realized and unrealized gain from investments and foreign currency related transactions	60,766,748
Net Increase in Net Assets Resulting from Operations	$ 68,311,587

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Global Premier Properties Fund

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2019 (unaudited)	For the Year Ended October 31, 2018

Increase/(decrease) in net assets:

Operations:
Net investment income	$ 7,544,839	$ 6,800,799
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(23,986,594)	9,954,918
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency exchange contracts and foreign currency transactions	84,753,342	(53,908,824)
Net increase/(decrease) in net assets resulting from operations	68,311,587	(37,153,107)

Distributions to shareholders from:
Distributable earnings	(25,622,385)	(18,861,862)
Tax return of capital	–	(32,382,909)
Net decrease in net assets from distributions	(25,622,385)	(51,244,771)
Change in net assets resulting from operations	42,689,202	(88,397,878)

Net assets:
Beginning of period	524,730,842	613,128,720
End of period	$567,420,044	$524,730,842

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Premier Properties Fund	15

Financial Highlights

	For the Six-Month Period Ended April 30, 2019		For the Fiscal Years Ended October 31,
	(Unaudited)		2018 (a)	2017		2016	2015	(b)	2014	(b)
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period	$6.14		$7.18	$6.38		$7.26	$7.82		$8.17
Net investment income	0.09	(b)	0.08 (b)	0.11		0.17	0.14		0.22
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	0.71		(0.52)	1.29		(0.45)	(0.11)		0.03
Total from investment operations applicable to common shareholders	0.80		(0.44)	1.40		(0.28)	0.03		0.25
Distributions to common shareholders from:
Net investment income	(0.30)		(0.22)	(0.60)		(0.36)	(0.53)		(0.32)
Tax return of capital	–		(0.38)	–		(0.24)	(0.07)		(0.28)
Total distributions	(0.30)		(0.60)	(0.60)		(0.60)	(0.60)		(0.60)
Capital Share Transactions:
Anti-Dilutive effect of share repurchase program	–		–	–		–	0.01		–
Net asset value per common share, end of period	$6.64		$6.14	$7.18		$6.38	$7.26		$7.82
Market price, end of period	$5.97		$5.38	$6.48		$5.28	$6.14		$6.88
Total Investment Return Based on(c):
Market price	16.86%		(8.73% )	35.59%		(4.28% )	(2.23%	)	0.13%
Net asset value	13.89%		(5.99% )	24.34%		(2.18% )	1.71%		4.06%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$567,420		$524,731	$613,129		$544,790	$619,724		$672,125
Net operating expenses	1.36%	(e)	1.19%	1.28%		1.33%	1.28%		1.29%
Net operating expenses, excluding fee waivers	1.40%	(e)	1.19%	–	(g)	– (g)	–	(g)	–	(g)
Net operating expenses, excluding interest expense	1.19%	(e)	1.17%	1.20%		1.24%	1.22%		1.23%
Net investment income	2.81%	(e)	1.14%	1.56%		2.61%	1.86%		2.75%
Portfolio turnover	23%	(d)	83%	61%		40%	41%		58%
Line of credit payable outstanding (000 omitted)	$51,984		$16,248	$–		$12,602	$53,158		$15,216
Asset coverage ratio on line of credit payable at period end	1,192%		3,329%	–	(f)	– (f)	–	(f)	–	(f)
Asset coverage per $1,000 on line of credit payable at period end	$11,915		$33,294	$–		$44,230	$12,658		$45,171

(a)  Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG. Previous years were audited by different independent registered public accounting firms.

(b)  Net investment income is based on average shares outstanding during the period.

(c)  Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(d)  Not annualized.

(e)  Annualized.

(f)   The Fund did not disclose asset coverage ratio on line of credit payable in prior years.

(g)  Effective to May 4, 2018, the Fund entered into an expense limitation agreement with Aberdeen Asset Managers Limited, the Fund’s Adviser. Prior to this, there was no such agreement in place.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

16	Aberdeen Global Premier Properties Fund

Notes to Financial Statements (unaudited)

April 30, 2019

1. Organization

Aberdeen Global Premier Properties Fund (the “Fund”), formerly known as “Alpine Global Premier Properties Fund”, is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on February 13, 2007, and had no operating history prior to April 26, 2007. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value.

Effective May 4, 2018, Aberdeen Asset Managers Limited (“AAML”) replaced Alpine Woods Capital Investors, LLC (“Alpine Woods”) as the Fund’s investment adviser (“Adviser”) and Aberdeen Asset Management Inc. (“AAMI”) became the sub-adviser of the Fund and the Fund was renamed Aberdeen Global Premier Properties Fund.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Aberdeen Global Premier Properties Fund	17

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

Derivative instruments are valued at fair value. Exchange traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act as of 1940, as amended (the “1940 Act”), and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2019, in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$418,384,080	$196,826,983	$–	$615,211,063

Amounts listed as “–” are $0 or round to $0.

For the six-month period ended April 30, 2019, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the valuation time; and

(ii)   purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

18	Aberdeen Global Premier Properties Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either or in absolute terms. The use of forward contracts allows for the separation of investment decision-making between foreign securities holdings and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations.

During the six-month period ended April 30, 2019, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and if there are unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a desired hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

Aberdeen Global Premier Properties Fund	19

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2019:

	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Forward foreign currency exchange contracts	Realized/Unrealized Gain/(Loss) from
(foreign exchange risk)	Investments and Foreign Currency Transactions	$11,146	$3,164
Total		$11,146	$3,164

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2019. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2019.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$630,008
Sale Forward Foreign Currency Contracts	$3,168,329

The Fund values derivatives at fair value, as described in the Statement of Operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Distributions:

The Fund intends to make regular monthly distributions of net investment income to holders of common shares. The Fund expects to pay its common shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any.

Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to common shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal

Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized

20	Aberdeen Global Premier Properties Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

h. Equity Linked Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities. The Fund did not hold equity-linked structured notes as of April 30, 2019.

i. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

3. Agreements and Transactions with Affiliates

a. Investment Adviser and Investment Sub-Adviser

AAML and Aberdeen Standard Investments, Inc. (“ASII”) serve as the Fund’s Investment Adviser and Sub-Adviser, respectively, pursuant to an investment advisory agreement (the “Advisory Agreement”) and sub-advisory agreement (the “Sub-Advisory Agreement”) with the Fund. As compensation for its services to the Fund, AAML receives an annual investment advisory fee of 1.00% based on the Fund’s average daily Managed Assets, computed daily and payable monthly. “Managed Assets” means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. Under the Sub-Advisory Agreement, AAML is responsible for the payment of fees to ASII.

Effective May 4, 2018, AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through May 4, 2020. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) from exceeding 1.19% of the average daily net assets of the Fund on an annualized basis. The total amount of the waiver for the six-months ended April 30, 2019 pursuant to the Expense Limitation Agreement was $84,619.

AAML may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by AAML is not permitted. As of April 30, 2019, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to AAML from the Fund, based on expenses reimbursed by AAML, including adjustments described above, would be $84,619, expiring on April 30, 2022.

b. Fund Administrator, Custodian and Fund Accounting Agent

State Street Bank and Trust Company (“SSBT”) serves as the custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

Aberdeen Global Premier Properties Fund	21

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

c. Transfer Agent

DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., serves as the transfer agent to the Fund. DST is paid on the basis of net assets, per account fees and certain transaction costs.

d. Investor Relations

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to shareholders based on publicly available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2019, the Fund incurred investor relations fees of approximately $70,597. For the six-month period ended April 30, 2019, ASII did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2019, were $143,298,020 and $128,732,501, respectively.

5. Capital

The Fund is authorized to issue an unlimited number of common shares with no par value. As of April 30, 2019, there were 85,407,951 shares of common stock issued and outstanding

6. Line of Credit

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.85% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to BNPP PB. The Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally, the Fund is permitted to borrow up to 10% of its managed assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On April 30, 2019, the amount available for investment purposes was $61,521,106. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the six-month period ended April 30, 2019, the average borrowing by the Fund was $26,876,094 with an average weighted interest rate on borrowings of 3.32%. During the six-month period ended April 30, 2019, the maximum borrowing by the Fund was $52,051,440. Interest expense related to the line of credit for the six-month period ended April 30, 2019 was $458,707. As of April 30, 2019, the outstanding balance of the loan was $51,938,550.

7. Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2019, the Fund did not repurchase any shares through the Program.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including

22	Aberdeen Global Premier Properties Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Concentration Risk

The Fund invests a substantial amount of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2019, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$558,918,738	$67,330,437	$(11,038,112)	$56,292,325

The tax character of distributions paid during the fiscal years ended October 31, 2018, and October 31, 2017, was as follows:

	October 31, 2018	October 31, 2017
Distributions paid from:
Ordinary Income	$18,861,862	$51,244,771
Net long-term capital gains	–	–
Tax return of capital	32,382,909	–
Total tax character of distributions	$51,244,771	$51,244,771

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	(37,066,675)
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	(33,707,463)
Total accumulated earnings/(losses) – net	$(70,774,138)

Aberdeen Global Premier Properties Fund	23

Notes to Financial Statements (unaudited) (concluded)

April 30, 2019

*      On October 31, 2018, the Fund had a net capital loss carryforward of $(37,066,675) which will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short term as under previous law. Pre-enactment capital loss carryforwards expire as follows:

Amounts	Expires
$32,169,593	2019 (Short-Term)
45,755	Unlimited (Short-Term)
4,851,327	Unlimited (Long-Term)

**    The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between the tax deferral of wash sales and straddles and passive foreign investment company gain/(loss).

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2019, except as provided below.

On May 9, 2019, and June 11, 2019, the Fund announced that it will pay on May 31, 2019 and June 28, 2019 a distribution of $0.05 per share to all shareholders of record as of May 22, 2019, and June 21, 2019, respectively.

24	Aberdeen Global Premier Properties Fund

Dividend Reinvestment Plan (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of

Aberdeen Global Premier Properties Fund	25

Dividend Reinvestment Plan (unaudited) (concluded)

common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, DST Asset Manager Solutions, Inc., c/o Aberdeen Funds, 333 West 11th Street, Kansas City, MO 64105 or by calling toll-free 1 (800) 617.7616.

26	Aberdeen Global Premier Properties Fund

Corporate Information

Trustees

Martin Gilbert
Nancy Yao Maasbach
P. Gerald Malone, Chairman
John Sievwright

Officers

Christian Pittard, President
Joseph Andolina, Chief Compliance Officer and Vice President, Compliance
Megan Kennedy, Vice President and Secretary
Andrea Melia, Treasurer and Chief Financial Officer
Jon Stewart, Vice President
Jeffrey Cotton, Vice President
Svitlana Gubriy, Vice President
Alan Goodson, Vice President
Bev Hendry, Vice President
Lucia Sitar, Vice President
Sharon Ferrari, Assistant Treasurer
Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Investment Sub-Adviser

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Administrator and Custodian

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Transfer Agent

DST Asset Manager Solutions, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Asset Managers Limited

The Financial Statements as of April 30, 2019, included in this report were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Premier Properties Fund are traded on the NYSE under the symbol “AWP”. Information about the Fund’s net asset value and market price is available at www.aberdeenawp.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Premier Properties Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

AWP SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b). The Registrant is managed by Aberdeen Standard Investments’ (“ASI”) Global Real Estate team. The Global Real Estate team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for day-to-day management of the Registrant.

Effective  May 10, 2019, Jon Stewart replaced Bruce Ebnother as part of the team having the most significant responsibility for the day-to-day management of the Registrants’ portfolio which also includes Svitlana Gubriy.

(1)  This information in the table below is as of July 2, 2019.

Individual & Position	Services Rendered	Past Business Experience
Jon Stewart	Responsible for Global Real Estate portfolio management

Currently, a portfolio manager on the Global REIT team. He joined Aberdeen Standard Investments in 2015 from Liberum — a boutique investment bank — where he was a sell-side analyst covering listed real estate companies in the UK and Continental Europe.

(2)  The information in the table below is as of June 30, 2019.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Jon Stewart	Registered Investment Companies	1	$617.7		$
	Pooled Investment Vehicles	12	$321.9		$
	Other Accounts	0	$0		$

Total assets are as of June 30, 2019 and have been translated to U.S. dollars at a rate of £1.00 = $1.26.

The Advisers serve as investment managers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

We sometimes enter into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Advisers may raise potential conflicts of interest.  To address such potential conflicts of interest, ASI has adopted procedures and policies designed to:

Another potential conflict could include instances in which securities considered as investments for a Registrant also may be appropriate for other investment accounts managed by the Advisers or their affiliates.  Whenever decisions are made to buy or sell securities for a Registrant and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Registrant from time to time, it is the opinion of the Advisers that the benefits achieved through economies of scale from the Advisers’ organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, the Advisers will deliver model changes subsequent to commencing trading on behalf of discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by the Advisers and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, the Advisers typically deliver security level model changes after such time when approximately two-thirds of the full discretionary order has been executed.  Although the Advisers anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, the Advisers may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which the Advisers anticipate a more significant market impact, the Advisers intend to withhold model changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of the Advisers based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, the Advisers may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

The Advisers do not trade for non-discretionary model clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of the Advisers’ discretionary account trading, the Advisers may compete against these clients in the market when attempting to execute orders for discretionary accounts.  As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders.   ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee

Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Registrant with respect to the MOU/personnel sharing arrangements.

(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2019
Jon Stewart	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)            Not applicable.

(a)(2)            Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)            Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Premier Properties Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Global Dynamic Dividend Fund

Date: July 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Global Premier Properties Fund

Date: July 2, 2019

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of Aberdeen Global Premier Properties Fund

Date: July 2, 2019